UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2006

HILB ROGAL & HOBBS COMPANY

(Exact name of registrant as specified in its charter)

0-15981

(Commission File Number)

Virginia	54-1194795
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

4951 Lake Brook Drive, Suite 500
Glen Allen, Virginia	23060
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 747-6500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On July 17, 2006, the Registrant’s Board of Directors authorized the Registrant’s arrangement for compensation of Scott R. Royster described in paragraphs two and three of Item 5.02 of this Report, which paragraphs are incorporated by reference into this Item 1.01.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 17, 2006, the Registrant’s Board of Directors appointed Scott R. Royster, 42, as a director of the Registrant effective July 17, 2006. Mr. Royster has been Executive Vice President and Chief Financial Officer of Radio One, Inc. since 1996. Mr. Royster will serve as a member of the Finance Committee and Audit Committee.

As director’s compensation, Mr. Royster will receive an annual retainer of $20,000, a fee of $2,000 for each Board meeting attended, and a fee of $1,000 for each committee meeting attended. All retainers are paid in quarterly installments on the first day of each calendar quarter. Under the Registrant’s Non-Employee Directors Stock Incentive Plan, he may elect to receive his retainer and fees in shares of the Registrant’s Common Stock. If he elects to receive 100% of his total compensation in Common Stock, he will be entitled to receive additional compensation in shares of Common Stock equal to 30% of his total compensation. Under the Registrant’s Amended and Restated Outside Directors Deferral Plan, Mr. Royster may elect to defer all or a portion of his compensation.

In addition, Mr. Royster received, under the 2000 Stock Incentive Plan, an option on July 18, 2006 to purchase 10,000 shares of Common Stock. The exercise price of the option is the fair market value of the Common Stock on the date of grant. The option becomes exercisable six months after the date of grant and expires seven years from the date of grant.

The news release relating to Mr. Royster’s appointment is attached as Exhibit 99.1 to this Report and is incorporated by reference into this Item 5.02.

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There is no family relationship between Mr. Royster and any other executive officer or any director of the Registrant. Mr. Royster has not had any transactions with the Registrant or its subsidiaries during 2005 or 2006.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	News release issued by the Registrant on July 17, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILB ROGAL & HOBBS COMPANY
(Registrant)

Date: July 18, 2006	By:	/s/ John Hamerski
John Hamerski
Vice President and Controller

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EXHIBIT INDEX

Exhibit No.	Description
99.1	News release issued by the Registrant on July 17, 2006